UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2012

GULF ISLAND FABRICATION, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 Thompson Road
Houma, Louisiana 70363
 (Address of principal executive offices)(Zip Code)

(985) 872-2100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 18, 2012, Gulf Island Fabrication, Inc. issued a press release announcing that its subsidiary, Gulf Island Marine Fabricators, L.L.C., signed a contract for the fabrication of a 335 Class, 185 feet long by 135 feet wide by 15 feet deep, offshore liftboat for Montco Offshore, Inc., a marine operator based in Galliano, LA.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated September 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Roy F. Breerwood, III
Roy F. Breerwood, III
Vice President – Finance,
Chief Financial Officer
and Treasurer
(Principal Financial Officer
and Duly Authorized Officer)

Dated:	September 18, 2012